SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) December 3, 2004



                         Progenics Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware             000-23143                  13-3379479
    ---------------------------    ----------           --------------------
    (State or other jurisdiction   (Commission             (IRS Employer
         of incorporation)         File Number)         Identification No.)



             777 Old Saw Mill River Road, Tarrytown, New York     10591
             ---------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                            -------------


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         (Former name or former address, if changed since last report.)

Section 7 - Regulation FD

         Item 7.01         Regulation FD Disclosure

     Progenics Pharmaceuticals, Inc. today announced that it has reached the target enrollment in the first of two pivotal phase 3 clinical trials of its investigational drug, methylnaltrexone (MNTX) for the treatment of opioid-induced constipation in patients with advanced medical illness (AMI). The Company expects to announce top-line results from the 150-patient, multi-center, double-blind, randomized, placebo-controlled phase 3 study in early 2005.

     The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in this Form 8-K.

Section 9 - Financial Statements and Exhibits

         Item 9.01         Financial Statement and Exhibits

                  (c)      the following exhibits are filed with this report

                           Exhibit Number  Description
                           99.1            Press release dated December 3, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PROGENICS PHARMACEUTICALS, INC.


                           By:  /s/ ROBERT A. MCKINNEY
                                -----------------------------------------
                                    Robert A. McKinney
                                    Vice President, Finance & Operations


Date: December 8, 2004